UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


   Oklahoma                 0-16405                  73-1303341
----------------       ----------------         -------------------
(State or other          (Commission             (I.R.S. Employer
jurisdiction of           File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership II-B

          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in February 2007 as described in ITEM 2 to Form 8-K dated February 1, 2007 and filed February 7, 2007. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.


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


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS


                                                       Pro Forma
                                                      Adjustments
                                                       February
                                                         2007
                                       Historical       Auction        Pro Forma
                                                       (Note 2a)
                                       ----------     -----------     ----------

CURRENT ASSETS:
   Cash and cash equivalents           $1,234,017       $491,925      $1,725,942
   Accounts receivable:
      Oil and gas sales                   778,910              -         778,910
   Assets held for sale                   226,155      (   2,696)        223,459
                                       ----------       --------      ----------
Total current assets                   $2,239,082       $489,229      $2,728,311

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                       1,308,507              -       1,308,507
DEFERRED CHARGE                           248,928              -         248,928
                                       ----------       --------      ----------
                                       $3,796,517       $489,229      $4,285,746
                                       ==========       ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                      Pro Forma
                                                     Adjustments
                                                      February
                                                        2007
                                       Historical      Auction       Pro Forma
                                                      (Note 2a)
                                      ------------   ------------   ------------
CURRENT LIABILITIES:
   Accounts payable                    $  192,342     $        -     $  192,342
   Gas imbalance payable                   38,679              -         38,679
   Asset retirement obligation -
      current                              11,980              -         11,980
   Asset retirement obligation -
      assets held for sale                146,136    (     3,652)       142,484
   Accounts payable of assets
      held for sale                        29,785              -         29,785
                                       ----------     ----------     ----------
Total current liabilities              $  418,922    ($    3,652)    $  415,270

LONG-TERM LIABILITIES:
   Accrued liability                   $   95,318     $        -     $   95,318
   Asset retirement
      obligation                          239,141              -        239,141
                                       ----------     ----------     ----------
Total long-term liabilities            $  334,459     $        -     $  334,459

PARTNERS' CAPITAL (DEFICIT):
   General Partner                    ($  223,917)    $   49,288    ($  174,629)
   Limited Partners, issued
      and outstanding,
      361,719 units                     3,267,053        443,593      3,710,646
                                       ----------     ----------     ----------
Total Partners' capital                $3,043,136     $  492,881     $3,536,017
                                       ----------     ----------     ----------
                                       $3,796,517     $  489,229     $4,285,746
                                       ==========     ==========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                  Pro Forma
                                                 Adjustments
                                                  February
                                                    2007
                                    Historical     Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $3,580,179      $      -      $3,580,179
  Interest income                      33,046             -          33,046
                                   ----------      --------      ----------
                                   $3,613,225      $      -      $3,613,225

COSTS AND EXPENSES:
  Lease operating                  $  730,903      $      -      $  730,903
  Production tax                      207,127             -         207,127
  Depreciation, depletion,
    and amortization of oil
    and gas properties                130,018             -         130,018
  Impairment provision                  6,569             -           6,569
  General and administrative          324,567             -         324,567
                                   ----------      --------      ----------
                                   $1,399,184      $      -      $1,399,184
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $2,214,041      $      -      $2,214,041
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  230,392      $      -      $  230,392
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,983,649      $      -      $1,983,649
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     5.48      $      -      $     5.48
                                   ==========      ========      ==========
UNITS OUTSTANDING                     361,719       361,719         361,719
                                   ==========      ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                  Pro Forma
                                                 Adjustments
                                                  February
                                                    2007
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $5,726,829     ($153,332)    $5,573,497
  Interest income                      21,723             -         21,723
                                   ----------      --------     ----------
                                   $5,748,552     ($153,332)    $5,595,220

EXPENSES:
  Lease operating                  $  959,524     ($ 17,436)    $  942,088
  Production tax                      331,903     (  10,907)       320,996
  Depreciation, depletion,
    and amortization of oil
    and gas properties                316,205     (  11,681)       304,524
  General and administrative          427,005             -        427,005
                                   ----------      --------     ----------
                                   $2,034,637     ($ 40,024)    $1,994,613
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,713,915     ($113,308)    $3,600,607
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  397,678     ($ 12,382)    $  385,296
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,316,237     ($100,926)    $3,215,311
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.17     ($   0.28)    $     8.89
                                   ==========      ========     ==========
UNITS OUTSTANDING                     361,719       361,719        361,719
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                  Pro Forma
                                                 Adjustments
                                                  February
                                                    2007
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $4,385,735     ($118,642)    $4,267,093
  Interest income                       6,980             -          6,980
  Gain on sale of oil and
    gas properties                     32,405             -         32,405
  Other income                          1,353             -          1,353
                                   ----------      --------     ----------
                                   $4,426,473     ($118,642)    $4,307,831

EXPENSES:
  Lease operating                  $  886,104     ($ 14,733)    $  871,371
  Production tax                      254,136     (   8,222)       245,914
  Depreciation, depletion,
    and amortization of oil
    and gas properties                154,459     (   1,171)       153,288
  General and administrative          421,360             -        421,360
                                   ----------      --------     ----------
                                   $1,716,059     ($ 24,126)    $1,691,933
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,710,414     ($ 94,516)    $2,615,898
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  281,206     ($  9,557)    $  271,649
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,429,208     ($ 84,959)    $2,344,249
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.72     ($   0.23)    $     6.49
                                   ==========      ========     ==========
UNITS OUTSTANDING                     361,719       361,719        361,719
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma
                                                 Adjustments
                                                   February
                                                    2007
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $3,857,240     ($143,273)    $3,713,967
  Interest income                       4,467             -          4,467
  Gain on sale of oil and
    gas properties                      2,469             -          2,469
                                   ----------      --------     ----------
                                   $3,864,176     ($143,273)    $3,720,903

EXPENSES:
  Lease operating                  $  760,713     ($ 15,848)    $  744,865
  Production tax                      237,599     (   9,819)       227,780
  Depreciation, depletion,
    and amortization of oil
    and gas properties                154,363     (   1,332)       153,031
  General and administrative          424,644             -        424,644
                                   ----------      --------     ----------
                                   $1,577,319     ($ 26,999)    $1,550,320
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,286,857     ($116,274)    $2,170,583
                                   ==========      ========     ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  242,132     ($ 11,747)    $  230,385
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $2,044,725     ($104,527)    $1,940,198
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     5.65     ($   0.29)    $     5.36
                                   ==========      ========     ==========
UNITS OUTSTANDING                     361,719       361,719        361,719
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestiture had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $492,881 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $491,925 for the II-B Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B

                                  By:  GEODYNE RESOURCES, INC.
                                       General Partner

                                         //s// Dennis R. Neill
                                       -----------------------------
                                       Dennis R. Neill
                                       President

DATE: February 16, 2007

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